UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Spree Acquisition Corp. 1 Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

On May 22, 2023, Spree Acquisition Corp. 1 Limited filed with the Securities and Exchange Commission the following proxy statement supplement (and appendices thereto) for its upcoming Extraordinary General Meeting in lieu of 2023 Annual General Meeting, which is scheduled to take place on Monday, June 12, 2023:

May 22, 2023

Spree Acquisition Corp. 1 Limited

PROXY STATEMENT SUPPLEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2023 ANNUAL GENERAL MEETING OF THE COMPANY

To be held at 9:00 a.m. Eastern Time/ 4:00 p.m. Israel time  on June 12, 2023

This Proxy Statement Supplement (this “Supplement”) of Spree Acquisition Corp. 1 Limited (“Spree”, the “Company”, “we” or “us”) supplements the Proxy Statement, dated May 15, 2023 (the “Proxy Statement”), with respect to the Extraordinary General Meeting in lieu of 2023 Annual General Meeting of Spree, which is scheduled to take place at 9:00 a.m. Eastern Time/ 4:00 p.m. local (Israel) time on Monday, June 12, 2023 (the “Meeting”). The information in this Supplement merely supplements and, to the extent applicable, amends the information in the Proxy Statement. This Supplement does not contain all of the information that is relevant to the Meeting or that may be important to you. You should read carefully the entire Proxy Statement, as supplemented and amended by this Supplement, before voting on any of they proposals to be presented at the Meeting.

Capitalized terms that appear in this Supplement and are not defined herein have the respective meanings assigned to them in the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT

Q: Why am I receiving this Supplement and the enclosed revised proxy card or voting instruction form? In what way do these materials amend the original Proxy Statement and proxy card?

A: This Supplement and the enclosed revised proxy card or voting instruction form are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting or at any adjournments or postponements thereof. This Supplement, when read together with the Proxy Statement, summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

The Company is modifying Proposal No. 1 and Proposal No. 2 as they appear in the Proxy Statement in order to lengthen the duration of the proposed extension period (the “Articles Extension”) under Spree’s Amended and Restated Memorandum and Articles of Association (the “Articles”) (the “Articles Extension Proposal”), as well as the corresponding proposed extension period (the “Trust Extension”) under the investment management trust agreement, dated as of December 15, 2021 (the “Trust Agreement”), by and between Spree and Continental Stock Transfer & Trust Company in Proposal No. 2 (the “Trust Extension Proposal”), respectively, to be presented for approval at the Meeting.

As reflected in the updated proxy materials, in place of requesting a three-month extension, from June 20, 2023 to September 20, 2023, as appears in the original Proxy Statement and proxy card that were distributed to Spree shareholders of record, Spree will seek, at the Meeting, a nine-month extension, from June 20, 2023 to March 20, 2024, under the Articles Extension Proposal and the Trust Extension Proposal.

Other than the above-described lengthening of the proposed extension period under the Articles and Trust Agreement, the revised proxy materials do not alter any other aspects of any of the proposals to be presented to the Meeting. Specifically, none of Proposals No. 3, 4 or 5 is modified in any manner by this Supplement.

Q: What are the proposals that are modified by this Supplement that will be voted on at the Meeting?

A: Revised Proposals No. 1 and No. 2 that you are being asked to vote on at the Meeting, as modified, are as follows:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, amendments to Spree’s Articles to extend the date by which Spree has to consummate a business combination from June 20, 2023 to March 20, 2024 or such earlier date as may be determined by the Board in its sole discretion. A copy of the revised proposed amendment to the Articles under the Articles Extension Proposal is set forth in Annex A to this Supplement; and

2.	Proposal No. 2 — A proposal to amend the Trust Agreement, to extend the date by which we would be required to consummate a business combination from June 20, 2023 to March 20, 2024, or such earlier date as may be determined by the Board in its sole discretion. A copy of the proposed Amendment to Investment Management Trust Agreement that served as Annex B to the Proxy Statement (the “Trust Agreement Amendment”) shall be modified by this Supplement in that the reference to “twenty-one (21) months after the closing of the Offering” in Section 2(a)(i) of the Trust Agreement Amendment shall instead read “twenty-seven (27) months after the closing of the Offering”;

Q. Why are you asking for a longer extension in this Supplement under the Articles Extension Proposal and Trust Extension Proposal, and why should I vote in favor of such proposals?

A: Our Board believes that our shareholders will benefit from our consummating the WHC Business Combination and is proposing the Articles Extension and Trust Extension to extend the date by which we may complete an initial business combination. After publishing the Proxy Statement, our management considered the expected timing for the WHC Business Combination and determined that we may need some time in excess of the three-month extension that was originally proposed in the Proxy Statement to complete the WHC Business Combination. Consequently, in order to enable us to complete the WHC Business Combination as efficiently as possible, without requiring potential additional shareholder meetings to approve extensions for the deadline for completing a business combination under the Articles and the Trust Agreement, we are lengthening the extension that we seek under the proposed Articles Extension and Trust Extension to nine months rather than three months after the current June 20, 2023 deadline. Your vote in favor of the Articles Extension Proposal and the Trust Extension Proposal is required for us to implement such a nine-month extension under the Articles Extension and the Trust Extension, respectively.

Our Articles provide that if our shareholders approve an amendment to the Articles that would affect the substance or timing of our obligation to redeem Public Shares if we do not complete our initial business combination before June 20, 2023 (reflecting our initial three-month extension period), we will provide holders of our Public Shares (“public shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in our Articles, all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares in connection with an initial business combination.

Our Board recommends that you vote in favor of the Articles Extension Proposal and Trust Extension Proposal, as amended by this Supplement, but expresses no opinion as to whether you should redeem your Public Shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for redemption elections in connection with the Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

How do I vote?

If you are a holder of record of ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/spree1/2023. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/spree1/2023.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, our transfer agent.

Q: How do I change my vote?

A: If you are a holder of record of Spree ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this Supplement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement for examples of forward-looking statements in the Proxy Statement or in this Supplement and please also see the section titled “Risk Factors” in the Proxy Statement for a description of some of the risks that accompany such forward-looking statements.

ANNEX A

REVISED PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

SPREE ACQUISITION CORP. 1 LIMITED

June 12, 2023

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 27 months from the consummation of the IPO (or up to such later date if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 27 months from the consummation of the IPO (or up to such later date if such date is extended as described in the prospectus relating to the IPO), or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

REVISED PROXY CARD

Spree Acquisition Corp. 1 LIMITED.
1922 Wildwood Place NE

Atlanta, GA 30324

EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL

GENERAL MEETING OF THE COMPANY
JUNE 12, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

Spree Acquisition Corp. 1 LIMITED.

THIS REVISED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL

GENERAL MEETING OF THE COMPANY TO BE HELD ON JUNE 12, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated May 15, 2023, (the “Proxy Statement”) in connection with the extraordinary general meeting in lieu of 2023 annual general meeting of Spree Acquisition Corp. 1 Limited (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m. Eastern time/ 4:00 p.m. local (Israeli) time on Monday, June 12, 2023 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Eran (Rani) Plaut and Shay Kronfeld, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of Monday, May 15, 2023, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4 AND PROPOSAL NO. 5, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL, THE TRUST EXTENSION PROPOSAL, THE CONVERSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THIS REVISED PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting in lieu of 2023 Annual General Meeting, to be held on June 12, 2023:

The notice of meeting, the Proxy Statement, the accompanying Proxy Statement Supplement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/spree1/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4 AND, IF PRESENTED, PROPOSAL NO. 5.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company would be permitted to consummate an initial business combination from June 20, 2023 to March 20, 2024, as well as to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date, pursuant to the resolution set forth in Proposal No. 1 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 2 – Trust Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend the Company’s investment management trust agreement, dated as of December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be permitted to consummate a business combination from June 20, 2023 to March 20, 2024 or such earlier date as may be determined by the Board, in its sole discretion, pursuant to the resolution set forth in Proposal No. 2 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 3 – Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex C of the accompanying proxy statement to provide that the existing restriction that prevents the issuance of additional shares that would vote together with the Company’s publicly held Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of the Company’s Class B ordinary shares, par value $0.0001 per share, where the holders of the converted shares waive their rights to proceeds from the Company’s trust account, pursuant to the resolution set forth in Proposal No. 3 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 4 – Director Election Proposal [Holders of Founder Shares ONLY]	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution of the holders of the Class B ordinary shares in the capital of the Company, the reappointment of each of Eran (Rani) Plaut, Joachim Drees, Steven Greenfield, David Riemenschneider, and Philipp von Hagen until the second succeeding annual general meeting of the Company to be held in 2024 or until their successors are appointed and qualified pursuant to the resolution set forth in Proposal No. 4 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 5 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 4, pursuant to the resolution set forth in Proposal No. 5 of the accompanying proxy statement.	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4 AND PROPOSAL NO. 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.